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EXHIBIT 10.43	LETTER OF AMENDMENT DATED OCTOBER 3, 2003 BETWEEN REGISTRANT
                AND PARTIES NAMED THEREIN.

                      CONECTISYS CORPORATION
                      24730 Avenue Tibbitts
                    Valencia, California 91355

                             October 3, 2003

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd. (f/k/a AJW/ New Millennium Offshore, Ltd.)
AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC)
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

        Re: ConectiSys Corporation (the "Company")
            Amendment of Debentures

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of Company's common stock, no par value per share (the "Common Stock"), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors") on March 29, 2002, May 10, 2002, and June 17, 2002, November 27, 2002, March 3, 2003 and May 12,
2003 (collectively, the "Debentures"), as set forth on Schedule 1 hereto.

By execution hereof, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1. The Applicable Percentage (as defined in the Debentures) is hereby amended to be 40.0%.

2. All other provisions of the Debentures shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuances of amended Debentures and/or amended Warrants.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.



Sincerely,
ConectiSys Corporation


/S/ Robert A. Spigno
Robert A. Spigno
Chief Executive Officer


ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By: SMS GROUP, LLC

/S/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANGER II, LLC

/S/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANGAGER II, LLC

/S/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

/S/ Corey S. Ribotsky
Corey S. Ribotsky, Manager


Investor                                        Date      Original Principal
                                                          Amount of Debenture

AJW Partners, LLC                               03/29/2002            $80,000
New Millennium Capital Partners II, LLC         03/29/2002            $80,000
AJW Offshore, Ltd.                              03/29/2002            $90,000
AJW Qualified Partners, LLC                     03/29/2002            $50,000
AJW Partners, LLC                               05/10/2002            $40,000
New Millennium Capital Partners II, LLC         05/10/2002            $40,000
AJW Offshore, Ltd                               05/10/2002            $45,000
AJW Qualified Partners, LLC                     05/10/2002            $25,000
AJW Partners, LLC                               06/17/2002            $80,000
New Millennium Capital Partners II, LLC         06/17/2002            $80,000
AJW Offshore, Ltd.                              06/17/2002            $90,000
AJW Qualified Partners, LLC                     06/17/2002            $50,000
AJW Partners, LLC                               11/27/2002            $66,666
AJW Offshore, Ltd.                              11/27/2002            $66,666
AJW Qualified Partners, LLC                     11/27/2002            $66,668
AJW Partners, LLC                               03/03/2003            $50,000
AJW Offshore, Ltd.                              03/03/2003            $50,000
AJW Qualified Partners, LLC                     03/03/2003            $50,000
AJW Partners, LLC                               05/12/2003            $50,000
AJW Offshore, Ltd.                              05/12/2003            $50,000
AJW Qualified Partners, LLC                     05/12/2003            $50,000